                         LICENSE AND SERVICES AGREEMENT


     THIS LICENSE AND SERVICES AGREEMENT (the "Agreement") dated as of the 1st day of January, 1999 (the "Effective Date"), is made by and between INSURDATA INCORPORATED ("Insurdata"), whose address is 5215 N. O'Connor Boulevard, Suite 800, Irving, Texas 75039 and the Customer identified below ("Customer"). As used in this Agreement, "Party" means either Insurdata or Customer, as appropriate, and "Parties" means Insurdata and Customer.

     WHEREAS Insurdata and Customer have previously entered into (i) that certain License Agreement For Equipment and Software dated January 1, 1992, and
(ii) that certain Agreement for Sale of Equipment and Licensing of Software dated December 28, 1994 (which agreements, together with all amendments and modifications thereto, are hereinafter refered to as the Prior License Agreements"). Pursuant to the Prior License Agreements, Insurdata licensed multiple software products related to the administration and processing of various insurance claims and employee benefits to Customer.

     WHEREAS, it is the desire of the Parties to enter into this Agreement in order to set forth the terms and conditions pursuant to which Insurdata will continue to provide products and support to Customer, and thereby supercede and replace the Prior License Agreements in their entirety, as of the Effective Date stated above; provided however, that nothing herein shall relieve any of the Parties from any balances due or obligations which survive the termination of the Prior License Agreements.

     Customer:         UICI Administrators, Inc.,
                       f/k/a Insurnational Insurance Administrators, Inc.

     Address:          5201 N. O'Connor Blvd.
                       Suite 400

     City:             Irving,

     State:            Texas

     Zip:              75039-3712


CUSTOMER HAS READ AND AGREES TO ALL OF THE ATTACHED AND INCORPORATED TERMS AND CONDITIONS.


License and Services Agreement - Page 1 of 7
------------------------------

     IN WITNESS WHEREOF, the Parties have executed the foregoing instrument by and through their duly authorized representatives, effective as of the day and year first above written.


UICI Administrators, Inc.                    Insurdata Incorporated

By: /s/ Diana M. Valdez                      By: /s/ Jim Taylor
    ------------------------                     ---------------

Name: Diana M. Valdez                        Name: Jim Taylor

Title: President                             Title: V.P. of Finance and Admin.


License and Services Agreement - Page 2 of 7
------------------------------

                              TERMS AND CONDITIONS

1.   Software License

(a) License Grant. Insurdata hereby grants to Customer a non-exclusive, non-transferable license to use the Insurdata software designated on Exhibit A (the "Insurdata Software") and the operating manuals and other similar written materials provided with the Insurdata Software (the "Documentation") during the term of this Agreement and in accordance with the terms and conditions set forth herein.

(b) Scope of License. Customer may use the Insurdata Software and Documentation only at the site(s) designated in Exhibit B (the "Customer Facility") and only for the data processing and computing needs of Customer and not for providing service bureau or time sharing services to third parties or in any other resale capacity.

(c) Ownership. Unless otherwise agreed by the Parties in writing, Insurdata shall retain all right, title and interest in and to the Insurdata Software, any enhancements or modifications thereof, the Documentation and any other software, technology and processes used and developed by Insurdata to perform its obligations hereunder and nothing contained herein shall operate to transfer title to any such software, documentation, technology or processes. Customer agrees not to take any actions which might encumber or expose the Insurdata Software to any claims, liens or other forms of encumbrance and to promptly notify Insurdata of any encumbrance of which it is aware.

(d) Proprietary Legends. Customer shall not remove or destroy any proprietary markings or proprietary legends place upon or contained within the Insurdata Software or the Documentation.

(e) Reverse Engineering. Customer shall not attempt to decompile, disassemble or reverse-engineer the Insurdata Software, and shall not in any manner attempt to ascertain or discover the source code of the Insurdata Software. No source code shall be provided to Customer in any form, nor will documentation relative to such source code be provided.

2. Equipment. Insurdata hereby leases to Customer the third-party equipment designated on Exhibit B (the "Equipment") for use solely by the Customer in connection with the use of the Insurdata Software during the term of this Agreement and in accordance with the terms and conditions set forth herein. The Equipment has already been installed. Insurdata reserves the right to substitute different Equipment as it may elect from time to time. Unless otherwise agreed by the Parties in writing, Insurdata shall retain all right, title and interest in the Equipment. Equipment shall be moved only by Insurdata, or its designated representative.

3.   Services

(a) Software Support. Insurdata shall provide support for the Insurdata Software in accordance with Exhibit C.

(b) Training. Customer, at its expense, may send personnel to Insurdata's offices in Dallas, Texas for further training as it may be offered from time to time by Insurdata at the current published fees.

(c) Equipment Maintenance and Repairs. Insurdata shall be responsible for providing maintenance for the Equipment in order to keep such Equipment in good repair, condition and working order. Maintenance services shall be provided during normal business hours.

(d) Other Services. Insurdata shall perform the additional services set forth in Exhibit C.

4. Right of Inspection/Audit. Insurdata shall have the right during business hours to enter upon the premises where any Insurdata Software or Equipment is located and shall be given access to the Insurdata Software, Equipment and Customer Data as is reasonably necessary for the purpose of inspection and audit.

5. Term and Renewability. The initial term of this Agreement will be three (3) years ("Initial Term"). Upon the expiration of the Initial Term, this Agreement will automatically extend for successive one (1) year terms unless either Party gives written notice to the other Party at least sixty
     (60) days prior to the expiration date then in effect that this Agreement will not be extended. In the event of an extension of the term, Insurdata and Customer, at the request of either Party, shall negotiate the charges and other terms to govern such extension.

6. Change Control. Either Party may propose changes to the scope, content, deliverables, schedule or other substantive aspects of the services provided under


License and Services Agreement - Page 3 of 7
------------------------------
     this Agreement ("Change"). The Parties will utilize Insurdata's change management procedures ("Change Control Procedures") to provide a disciplined approach for recording, reporting and controlling any Change. The Party requesting a Change shall prepare a written "Change Request," specifying in adequate detail the requested Change, and shall submit it to the other Party for review and, if accepted, approval. The Change Request will include: (i) an estimate of the time required to effect the Change; and (ii) the expected impact, if any, of the Change on the Fees or other charges. In no event shall any Change be effective or acted upon in any way until a Change Request defining such Change has been approved in writing by both the Customer and Insurdata Account Manager, except as may be necessary on a temporary basis to maintain the continuity of the Services.

7.   Payments and Invoicing.

(a) Payments. Customer agrees to pay Insurdata the license and service fees according to the rates set forth in Exhibit D (the "Fees") and such other charges as set forth in Exhibit D or as mutually agreed in writing by the Parties from time to time. In addition, Customer shall pay pre-approved out-of-pocket expenses of Insurdata (including travel and accommodation) incurred in the performance of this Agreement.

(b) Invoicing. Insurdata shall invoice Customer for all amounts due under this Agreement on a monthly basis. Customer agrees to pay each of Insurdata's monthly invoices within thirty (30) days from the date of such invoice.

(c) Interest on Late Invoices. Invoices not paid when due shall bear interest on the outstanding principal balance at the rate of prime plus two percent (2.0%) per annum (unless restricted by law, in which case interest shall accrue at the highest legal rate).

(d) Taxes. Customer shall pay or reimburse Insurdata for all sales, use, excise or similar taxes, however designated or levied, on or relating to this Agreement, exclusive, however, of taxes based on the net income of Insurdata or Insurdata's franchise taxes.

8. Ownership of Customer Data. All of Customer's data provided to Insurdata hereunder ("Customer Data") will be and remain the property of Customer. Upon the expiration (or termination) of this Agreement and final payment, Insurdata will return the Customer Data to Customer.

9. Confidentiality. Except as otherwise provided in this Agreement, Insurdata and Customer each agree that all information communicated to it by the other Party, whether before or after the Effective Date (the "Confidential Information") will be and was received in strict confidence, will be used only for purposes of this Agreement, and that no Confidential Information, including without limitation the Insurdata Software, the Customer Data and the provisions of this Agreement, will be disclosed by the recipient Party, its agents, contractors or employees without the prior written consent of the other Party. Each Party agrees to use the same means it uses to protect its own Confidential Information, but in any event not less than reasonable means, to prevent the disclosure of such information to outside parties. However, neither Party will be prevented from disclosing information to its counsel or regular public accountants, or from disclosing information which belongs to such Party, or is (i) already known by the recipient Party without an obligation of confidentiality other than pursuant to this Agreement; (ii) publicly known or becomes publicly known through no unauthorized act of the recipient Party; (iii) rightfully received from a third party; (iv) independently developed without use of the other Party's Confidential Information; (v) disclosed without similar restrictions to a third party by the Party owning the Confidential Information; (vi) approved by the other Party for disclosure; or (vii) required to be disclosed pursuant to a requirement of a governmental agency or legal requirement if the disclosing Party provides the other Party with notice of this requirement prior to disclosure.

10.  Representations and Warranties.

(a) Work Standards. Insurdata represents and warrants that it will perform the services in a workmanlike manner consistent with the industry standards reasonably applicable to the performance of the services.

(b) Software. Insurdata represents and warrants that (i) it is the owner of the Insurdata Software and the Documentation and that it has the right to develop, modify, or license all or portions of the Insurdata Software as required by this Agreement, and (ii) the Insurdata Software shall operate and conform to the

License and Services Agreement - Page 4 of 7
------------------------------

     performance capabilities, functions and other applicable descriptions and standards as set forth in the Documentation.

(c) Infringement. Insurdata represents and warrants that the Insurdata Software does not infringe, or constitute an infringement or misappropriation of any patent, copyright, trademark, trade secret or other proprietary rights of any third party.

(d) Disclaimer. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE.

11. Account Management. Insurdata will assign an individual (the "Insurdata Account Manager") who shall serve as Insurdata's primary representative under this Agreement. The Account Manager shall be responsible for day-to-day operational and performance issues related to the Agreement. Insurdata shall have the right to change the Account Manager at any time with notice to Customer.

12. Customer's Responsibilities. In addition to Customer's responsibilities as expressly set forth elsewhere in this Agreement, Customer shall assign an individual (the "Customer Account Manager") who shall serve as Customer's primary representative under this Agreement. The Customer Account Manager shall (i) have overall responsibility for managing and coordinating the performance of Customer's obligations under this Agreement; and (ii) be authorized to act for and on behalf of Customer with respect to all matters relating to this Agreement.

13.  Termination.

(a) Termination for Cause. In the event that either Party (i) materially breaches any of its duties or obligations hereunder, which breach is not substantially cured within sixty (60) days after written notice is given to the breaching Party specifying the breach, then the Party not in default may, by giving written notice thereof to the other, terminate this Agreement as of the date specified in such notice of termination.

(b) Termination for Convenience. Either Party may terminate this Agreement for convenience and without cause at any time after the passage of one (1) year from the Effective Date by giving written notice to the other Party at least one hundred eighty (180) days in advance of the termination date.

(c) Acts in Event of Termination. At the termination or expiration of this Agreement, Customer shall return the Equipment and the tangible manifestation of the Insurdata Software to Insurdata. No copies of the Documentation, training guides, or of the Insurdata Software shall be retained by Customer. All Equipment delivered by Customer to Insurdata shall be in the same condition as when it was delivered to Customer, reasonable wear and tear resulting from authorized use excepted.

14. Limitation on Liability. In no event shall Insurdata's liability to Customer for damages relating to the negotiation, formation, or performance of this Agreement, whether based on an action or claim in contract, equity, negligence, intended conduct, tort or otherwise, exceed the total amounts paid to Insurdata by Customer under this Agreement during the six (6) months preceding the act, event, or omission giving rise to such liability. Neither Party will be liable to the other for indirect, consequential or punitive damages or lost profits, arising out of or related to this Agreement, even if such Party has been advised of the possibility thereof.

15. Indemnity. Each Party shall hold harmless and indemnify the other from any claims, losses, damages, liabilities, costs, expenses or obligations arising out of or resulting from (i) personal injury, illness or death, or loss or damage to property resulting from the gross negligence or willful misconduct of the indemnifying Party, its officers, employees and agents in the performance of the Services, (ii) the breach or alleged breach of the indemnifying Party's obligations under Section 10 of this Agreement, or
     (iii) any claim of infringement made against the indemnified Party of any patent, copyright, trademark, service mark, trade name, or trade secrets relating to the software, techniques or procedures provided by the indemnifying Party under this Agreement, or their use by the indemnified Party in the manner in which they were intended to be used and in the form delivered and maintained by Insurdata. Notwithstanding the foregoing, Insurdata shall have no liability or obligation to Customer under this paragraph if any claim is caused by (i) the failure of Customer to use updated versions of the Insurdata Software or Documentation which are supplied by Insurdata to Customer, (ii) modification of the Insurdata Software by parties other than Insurdata except as expressly permitted under this Agreement, or (iii) use of the Insurdata Software in a manner inconsistent with this Agreement. This

License and Services Agreement - Page 5 of 7
------------------------------
     paragraph sets forth the entire obligation and liabilities of Insurdata in the event of infringement.

16. Arbitration. Any unresolved controversy or interpretation involving this Agreement or claim arising from or relating to this Agreement shall be determined by arbitration pursuant to the commercial arbitration rules of the American Arbitration Association. The costs arising from such arbitration shall be borne and paid as the arbitrator(s) shall direct. The Parties shall abide by, observe, and perform all directions, decisions and awards made by the arbitrator(s) and submit in writing information as the arbitrator(s) shall request. During or prior to the arbitration, the Parties shall not prosecute or commence any suit or action against the other touching on any of the matters referred to the arbitrator(s). This Section shall not govern disputes regarding the use or misuse of trade secrets or Confidential Information of either Party or arising with respect to the ownership or infringement of any copyright, trademark or patent. Such controversies shall be excluded from the scope of arbitration.

17. Force Majeure. Neither Party shall be liable for any failure or delay in the performance of its obligations under this Agreement if such failure or delay is caused, directly or indirectly, by fire, flood, elements of nature or acts of God, third parties, power outages, riots, civil disorders, or other circumstances beyond the reasonable control of each Party. In such events, however, Insurdata shall resume the services as soon as reasonably possible under the circumstances.

18.  General.

(a) Relationship of Parties. Insurdata hereby declares and agrees that it is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor. Neither Party is an agent for the other Party and has no authority to represent the other as to any matters, except as expressly authorized in this Agreement. Insurdata has and hereby retains the right to exercise full control over the employment, direction, compensation, payment of salaries and wages, and discharge of all of the Insurdata employees engaged in the performance of services to Customer hereunder.

(b) Right to Perform Services for Other Customers. Customer acknowledges and agrees that Insurdata retains the right to perform services similar to the services performed hereunder for other customers.

(c) Consents and Approvals. Where agreement, approval, permission, acceptance, consent or similar action by either Party is required by any provision of this Agreement, such action will not be unreasonably delayed, conditioned or withheld and each Party shall make only reasonable requests under this Agreement.

(d) Compliance with Laws. Both Parties agree to comply with all applicable state and federal laws and regulations insofar as the same materially affect the performance hereunder.

(e) Assignment. Neither Party may assign this Agreement, or any of its rights and obligations hereunder, without the prior written consent of the other Party, and any such attempted assignment shall be void; provided, however, that Insurdata may assign this Agreement and/or any of its rights or obligations hereunder to its parent or one of its subsidiaries or affiliated companies.

(f) Use of Subcontractors. Insurdata shall have the right to delegate or subcontract any of its obligations under this Agreement including the performance of the services. Insurdata and its subcontractors or designees shall have the right, in their sole discretion, to use any of their respective processing facilities in performing the services.

(g) Limitations on Hiring. During the term of this Agreement and for one (1) year thereafter, neither Insurdata nor Customer shall offer employment to or employ any person employed then or within the preceding one (1) year period by the other Party who was directly engaged in the management or performance of the other Party's obligations under this Agreement, except as mutually agreed by the Parties.

(h) Publicity. All media releases, public announcements, and public disclosures by either Party relating to this Agreement or the subject matter of this Agreement shall be coordinated with and approved by the other Party prior to release. Notwithstanding the foregoing, Insurdata shall have the right to disclose that Customer is Insurdata's customer, as well as the existence and general nature of this Agreement and the Services in proposals and other marketing materials.

(i) Amendment, Modification or Waiver. No amendment, modification, supplement to waiver or discharge of this Agreement or any of its provisions or exhibits shall be binding unless made in writing and duly signed by both Parties. A failure of either Party to enforce at any time any of the provisions of

License and Services Agreement - Page 6 of 7
------------------------------
     this Agreement, or to exercise any option which is herein provided, or to require at any time performance by either Party to this Agreement or any of the provisions hereof, shall in no way be construed to be a waiver of such provisions of this Agreement.

(j) Severability. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid legal and enforceable, comes closest to the intention of the parities underlying the invalid, illegal or unenforceable provision.

(k) Survival. All provisions of this Agreement which contemplate performance or observance following the expiration or termination of this Agreement will survive any such expiration or termination.

(l) Entirety. The terms and conditions of any and all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein. This Agreement, together with the Exhibits constitutes the entire Agreement between Insurdata and Customer and supersedes all proposals, oral or written, and all other communications between the Parties relating to the subject matter of this Agreement.

(m) Notices. All notices, requests, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed given (i) when delivered by hand;
     (ii) on the next business day when sent by overnight express mail; (iii) when sent by confirmed facsimile with a copy sent by another means, specified in this Section; or (iv) on the third business day after the day of mailing, when mailed by United States mail, registered or certified mail, postage prepaid and to the address set forth above for each Party.

(n) Headings. The Section and Exhibit headings used in this Agreement are provided solely for reference and the convenience of the Parties and will not be used to interpret the Agreement or to determine the intent of the Parties.

(o) Counterparts. This Agreement may be executed in one or more parts, all of which taken together will constitute one single Agreement between the Parties.

(p) Governing Law. The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the Parties shall be governed by the laws of the State of Texas, without regard to any choice of law provisions thereof.

License and Services Agreement - Page 7 of 7
------------------------------

                                    EXHIBIT A

                                    SOFTWARE


I. Insur-Admin. Insur-Admin is an eligibility software system which (i) accommodates both interactive and batch enrollment and allows the tracking of multiple levels of divisions, subdivisions, locations, health classifications and work groupings; (ii) manages group and individual billing and payment posting; (iii) manages COBRA processing, including rights letters qualifying events, qualification letters, and payment coupon booklets; (iv) manages medical and dependent care flexible savings accounts, including the establishment of an annual election for medical or dependent care and payroll based deposit of the funds from the client's payroll system; (v) contains an ad-hoc reporting component which allows for the creation of custom reports; and (vi) manages HIPAA compliance processing, including capturing prior coverage credit days and issuing HIPAA certificates upon termination of coverage.

II. Insur-Claim. Insur-Claim is an on-line claims processing system which provides on-line adjudication of claims for health, dental, vision, short-term disability, executive reimbursement, medical flexible spending accounts, and dependent care flexible spending accounts. Insur-Claim accepts EDI transactions and enables utilization management (including pre-certifications, referrals and authorizations), re-bundling and unbundling edits, rule based auto-adjudication, complex benefit calculations, and 1099 and B-notice processing.

III. Insur-Image. Insur-Image is an imaging and workflow system which (i) scans all forms with their associated attachments and all correspondence into a single document-scanning device; (ii) automatically identifies the type of form and routes it to the appropriate next step in the processing workflow; (iii) extracts digital data from the HCFA 1500 claim form; (iv) applies a data recognition and verification technology; and (v) stores all claims and associated documents on magnetic disk, CD-ROM or optical jukeboxes.

IV. Insur-Voice. Insur-Voice is interactive voice response software which allows access to benefit coverage information and eligibility information such as enrollment status, dependent status, contract deductibles, copays and limits via the phone 24 hours a day, 7 days a week. In addition, Insur-Voice allows employees to (i) enroll themselves in available benefit plans; (ii) administer their ongoing benefits information; (iii) identify and review a listing of nearby healthcare providers; (iv) access PPO pricing prior to services being performed; and (v) access current status of claims submitted, including claim amount, paid amount, paid date, deductible and coinsurance.

V. Insur-Enroll. Insur-Enroll is a benefits administration management system, which combines the use of Internet and Interactive Voice Response (IVR) capabilities. Insure-Enroll i) allows interactive enrollment and life event management by employees through the use of their own PC or telephone 24 hours a day, ii) supports an unlimited number of benefit plans including medical, dental, life, flexible spending accounts, vision, accident and disability, iii) allows employees to browse plan documents online and transfer through online links to various benefit providers' websites for greater detail, iv) utilizes electronic forms and workflow environment technology including least cost routing features, v) allows employers to forward customized forms and statements to employees automatically through e-mail or fax, as well as regular mail, and
vi) allows automatic reminder notices to be sent to non-enrolled employees during open enrollment periods.

VI. Insur-Web. Insurdata's web-enabling technology which provides an Internet gateway to the other proprietary business applications above. This technology employs firewalls, logging tools, encryption technology and virus detection software packages to prevent unauthorized users from gaining access to private information.

Exhibit A - Page 1 of 1
---------

                                    EXHIBIT B

                    CUSTOMER FACILITIES AND LEASED EQUIPMENT



I.       Customer Facilities:

         Customer may access the Insurdata Software from any of its facilities as they exist from time to time, and via the Internet as provided in this Agreement.

II.      Leased Equipment:

----------------------------------------------------------------------------------------------------------------------
                          Leased Equipment                             Quantity               Description
--------------------------------------------------------------------- ------------ -----------------------------------
--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

--------------------------------------------------------------------- ------------ -----------------------------------

----------------------------------------------------------------------------------------------------------------------


Exhibit B - Page 1 of 1
---------

                                    EXHIBIT C

                                    SERVICES



I.   Software Support

     A.   Improvements and Other Modifications

          1. Standard Modifications. All updates, alterations, modifications, enhancements or improvements as related to the software listed in Exhibit A that are generally made available to other customers using the Insurdata Software ("Releases") shall be made available to Customer at no additional charge.

          2. Legislative Modifications. Modifications or changes required by legislation or regulations that are national in scope shall be made by Insurdata on a timely basis without charge. Modifications or changes required by legislation or regulations that are not national in scope shall be paid for equitably by Customer and any other parties utilizing the Insurdata Software who are affected by such legislation or regulations. The work will be undertaken by Insurdata for a fee and on a schedule which shall be negotiated and agreed upon in writing before the work is undertaken. Customer agrees to notify Insurdata of pending legislative or regulatory changes as soon as Customer is aware that a change may have an impact on the Insurdata Software.

          3. Customer-Requested Modifications. Functionality modifications or changes to the Insurdata Software required by Customer may be undertaken by Insurdata for a fee and on a schedule which shall be negotiated and agreed upon in writing before the work is undertaken.

          4. Supported Versions. Insurdata shall support only the current version of the Insurdata Software.

     B.   Help Desk

Insurdata shall provide a Help Desk facility from 8:00 A.M. to 5:00 P.M. CST Monday through Friday (excluding holidays). The Help Desk will function as the first level of support for calls related to the Insurdata Software and the Equipment. The Help Desk will be staffed with resources knowledgeable in the Insurdata Software who shall provide assistance to Customer on questions regarding Insurdata Software performance.

If Insurdata becomes aware of any problem associated with the Insurdata Software through its own research or through reports of such problems by other customer, which Insurdata reasonably believes may impact the performance of the Insurdata Software, then Insurdata shall notify Customer on a timely basis of such problem.


II.  Other Services - Insurdata will provide the Optional Services set forth in
Section V of Exhibit D at the rates set forth therein.


Exhibit C - Page 1 of 1
---------

                                    EXHIBIT D

                                  FEE SCHEDULE

                              As of January 1, 1999

I.   Insur-Claim and Insur-Admin

            ------------------------------------------------------------
                                                       As of Jan 1, 1999
            ----------------------------------------- ------------------
            License Fee - Base
            ----------------------------------------- ------------------
                 First 15,000                               1.25
            ----------------------------------------- ------------------
                 Next 15,000                                1.00
            ----------------------------------------- ------------------
                 Next 20,000                                0.75
            ----------------------------------------- ------------------
                 Next 25,000                                0.50
            ----------------------------------------- ------------------
                 Next 25,000                                0.35
            ----------------------------------------- ------------------
            Stand Alone Group License Fees *
            ----------------------------------------- ------------------
                 First 15,000                               0.60
            ----------------------------------------- ------------------
                 Next 15,000                                0.55
            ----------------------------------------- ------------------
                 Next 20,000                                0.50
            ----------------------------------------- ------------------
                 Next 25,000                                0.45
            ----------------------------------------- ------------------
                 Next 25,000                                0.40
            ----------------------------------------- ------------------
            Administration Only                             0.25
            ----------------------------------------- ------------------
            Flex Benefits (Additional)                      0.25
            ----------------------------------------- ------------------
            Reno Life Surcharge (24 months)                 0.10
            ------------------------------------------------------------

     * For individuals with dental coverage only, accident and sickness only, vision only or prescription drug coverage only.


II. Insur-Voice - Current charge of $4,142.12 per month for Irving and Costa Mesa IVR application. Pricing to be reviewed with Insurdata roll-out of new and enhanced IVR architecture.

III. Insur-Enroll

          -------------------------------------------------------------------------------------------------
                                               Monthly License Fee
          -------------------------------------------------------------------------------------------------
          Internet or IVR Only                                                   $ 0.35 PEPM
          ---------------------------------------------------------- --------------------------------------
          Internet and IVR Access                                                  0.60 PEPM
          -------------------------------------------------------------------------------------------------


          -------------------------------------------------------------------------------------------------
                                                    Workflow
          -------------------------------------------------------------------------------------------------
          Workflow Design (includes Rollset Design)
          ---------------------------------------------------------- --------------------------------------
               Simple (1 destination / 1 confirmation)                              Included
          ---------------------------------------------------------- --------------------------------------
               Complex                                                         $ 87.50 per hour
          ---------------------------------------------------------- --------------------------------------
               Workflow Maintenance                                              87.50 per hour
          -------------------------------------------------------------------------------------------------

Exhibit D - Page 1 of 4
---------

          -------------------------------------------------------------------------------------------------
                                         Form Design / IBR Set-Up / Data Load
          -------------------------------------------------------------------------------------------------
          Standard Form                                                $ 1,500.00 per form
          ---------------------------------------------------------- --------------------------------------
          Custom Form                                                    2,500.00 per form
          ---------------------------------------------------------- --------------------------------------
          IVR - Standard Set-up                                          1,500.00 per set-up
          ---------------------------------------------------------- --------------------------------------
          IVR - Custom Set-up                                               87.50 per hour
          ---------------------------------------------------------- --------------------------------------
          Both - Standard                                                2,000.00 per set-up
          ---------------------------------------------------------- --------------------------------------
          One Standard / One Custom                                      3,000.00 per set-up
          ---------------------------------------------------------- --------------------------------------
          Both - Custom                                                  4,000.00 per set-up
          ---------------------------------------------------------- --------------------------------------
          Standard Data Load (Insurdata format)                          1,000.00 per initial load
          ---------------------------------------------------------- --------------------------------------
          Custom Data Load                                               2,500.00 per initial load
          ---------------------------------------------------------- --------------------------------------
          Data Updates (provided in same format as initial load             10.00 per data load
          -------------------------------------------------------------------------------------------------


          -------------------------------------------------------------------------------------------------
                                   Document / Report Storage and Retrieval
          -------------------------------------------------------------------------------------------------
          Document Storage and Report Repository
          ---------------------------------------------------------- --------------------------------------
               Document Load (Insurdata format)                           $ 50.00 per document
          ---------------------------------------------------------- --------------------------------------
               Document Conversion                                          87.50 per hour
          ---------------------------------------------------------- --------------------------------------
               Storage                                                       0.60 per megabyte per month
          ---------------------------------------------------------- --------------------------------------
               Retrieval                                                     0.04 per megabyte
          ---------------------------------------------------------- --------------------------------------

          -------------------------------------------------------------------------------------------------
          Note: A 100-page text only document is estimated to be 1/3 of a meg.
          -------------------------------------------------------------------------------------------------


          -------------------------------------------------------------------------------------------------
                                                    Distribution
          -------------------------------------------------------------------------------------------------
          E-Mail                                 $ 0.07 per transaction *
          -------------------------------- ----------------------------------------------------------------
          Fax                                      0.20 for 1st page, $0.05 per add'l page
          -------------------------------- ----------------------------------------------------------------
          Print (at Insurdata)                     0.12 per page; $0.02 add'l per page for duplex printing
          -------------------------------- ----------------------------------------------------------------
          Mail                                     1st Class Postage per piece or Bulk Rates
          -------------------------------------------------------------------------------------------------

          * The first workflow destination / confirmation for Insur-Enroll is included in the PEPM rate above. This fee is for each additional workflow destination, confirmation, or for any non-workflow E-mail transaction.

          The above pricing for Insur-Enroll is based upon standard configurations, operating environment, and start-up assumptions. Insurdata would be pleased to consider any required alterations and provide you with adjusted pricing. Additional costs to load benefits and history will be dependant upon the number of groups, complexity or benefits, level of history transferred, and the extent to which the loading is carried out by Insurdata.


Exhibit D - Page 2 of 4
---------

IV.  Insur-Web

          -------------------------------------------------------------------------------------------------
                                   Internet Access to Insur-Claim and/or Admin
          -------------------------------------------------------------------------------------------------
          Inquiry                                                          $ 0.05 per transaction
          ---------------------------------------------------------- --------------------------------------
          Update                                                           $ 0.10 per transaction
          -------------------------------------------------------------------------------------------------


          -------------------------------------------------------------------------------------------------
                                     Document / Report Storage and Retrieval
          -------------------------------------------------------------------------------------------------
          Document Storage and Report Repository
          ---------------------------------------------------------- --------------------------------------
               Document Load                                              $ 50.00 per document
          ---------------------------------------------------------- --------------------------------------
               Document Conversion                                          87.50 per hour
          ---------------------------------------------------------- --------------------------------------
               Insurdata Standard Reports / Standard Downloads                     Included
          ---------------------------------------------------------- --------------------------------------
               Custom  Report Design / Custom Downloads                     87.50 per hour
          ---------------------------------------------------------- --------------------------------------
               Document Storage and Non-Standard Reports                     0.60 per megabyte per month
          ---------------------------------------------------------- --------------------------------------
               Retrieval                                                     0.04 per megabyte
          -------------------------------------------------------------------------------------------------


          -------------------------------------------------------------------------------------------------
                                                   Distribution
          -------------------------------------------------------------------------------------------------
          E-Mail                                 $ 0.07 per transaction
          -------------------------------- ----------------------------------------------------------------
          Fax                                      0.20 for 1st page, $0.05 per add'l page
          -------------------------------- ----------------------------------------------------------------
          Print (at Insurdata)                     0.12 per page; $0.02 add'l per page for duplex printing
          -------------------------------- ----------------------------------------------------------------
          Mail                                     1st Class Postage per piece or Bulk Rates
          -------------------------------------------------------------------------------------------------

          The above Insur-Web pricing is based upon standard configurations, operating environment, and start-up assumptions. Insurdata would be pleased to consider any required alterations and provide you with adjusted pricing. Additional costs to load benefits and history will be dependant upon the number of groups, complexity of benefits, level of history transferred, and the extent to which the loading is carried out by Insurdata.


Exhibit D - Page 3 of 4
---------

V.   Optional Services

     In addition to the Fees described above, Insurdata offers other optional Services priced below:

                   --------------------------------------------------------------------------------
                              Professional Services                    Current Rate Per Hour
                   --------------------------------------------- ----------------------------------
                   Special mail handling                                      $ 17.50
                   --------------------------------------------- ----------------------------------
                   Laser setup / ops time                                       25.00
                   --------------------------------------------- ----------------------------------
                   Training / plan load                                         75.00
                   --------------------------------------------- ----------------------------------
                   Custom programming                                           87.50
                   --------------------------------------------------------------------------------

     Published Rates for Professional Services subject to change with 30 days prior written notification.

                  --------------------------------------------------------------------------------
                                     Media                                 Each / Page
                  --------------------------------------------- ----------------------------------
                  Print documents (drafts, letters, EOBs)                $    0.12
                  --------------------------------------------- ----------------------------------
                  Print forms / billings / 2nd request letter                 0.05
                  --------------------------------------------- ----------------------------------
                  Duplex print                                                0.02 (additional)
                  --------------------------------------------- ----------------------------------
                  Labels (each)                                               0.02
                  --------------------------------------------- ----------------------------------
                  Electronic image jukebox storage                            0.03
                  --------------------------------------------- ----------------------------------
                  Tape loads                                                 25.00
                  --------------------------------------------- ----------------------------------
                  Electronic file transmission                               10.00
                  --------------------------------------------- ----------------------------------
                  Electronic claims - direct                                  0.10
                  --------------------------------------------- ----------------------------------
                  EDI clearing house claims (NEIC)                            0.45
                  --------------------------------------------------------------------------------


                  --------------------------------------------------------------------------------
                                 Miscellaneous                                Each
                  --------------------------------------------- ----------------------------------
                  T1 line allocation                                   $ 50.00
                  --------------------------------------------- ----------------------------------
                  Data line                                            pass through cost
                  --------------------------------------------- ----------------------------------
                  Remote port fee                                       250.00
                  --------------------------------------------- ----------------------------------
                  Daily bank interface                                  300.00 (per acct. per mo.)
                  --------------------------------------------- ----------------------------------
                  Digitized logo/signature                              150.00
                  --------------------------------------------- ----------------------------------
                  Cobra coupon booklets                                   2.50
                  --------------------------------------------- ----------------------------------
                  ID card - plastic                                       0.80 (set of 2)
                  --------------------------------------------- ----------------------------------
                  ID card - laminate                                      0.60 (set of 2)
                  --------------------------------------------- ----------------------------------
                  Mail/handling                                           0.33*
                  --------------------------------------------------------------------------------

                 *    Subject to change with U.S. Postal rate for 1st class mail


VI.  Other Pricing Considerations

     Actual out-of-pocket expenses (including travel and accommodation) incurred in the performance of this Agreement shall be passed through to Customer at cost.


Exhibit D - Page 4 of 4
---------